UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21484

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Strategic Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2017

DATE OF REPORTING PERIOD: November 1, 2016 through October 31, 2017

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE
Strategic Total Return Fund (CSQ)
ANNUAL REPORT OCTOBER 31, 2017

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Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

●     Net investment income

●     Net realized short-term capital gains

●     Net realized long-term capital gains

●     And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the funds’ distributions can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund will adopt the managed distribution policy on January 1, 2018.

Letter to Shareholders

JOHN  P. CALAMOS, SR.
Founder, Chairman
and Global Chief
Investment Officer

Dear Fellow Shareholder:

Welcome to your annual report for the one-year period ended October 31, 2017. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds. I encourage you to review this information carefully.

Calamos Strategic Total Return Fund (CSQ) is an income-oriented total return fund. This means we are focused not only on delivering a competitive stream of distributions, but also on total return. We utilize dynamic asset allocation to pursue high current income with a less rate-sensitive approach, while also maintaining a focus on capital gains.

Distribution

During the period, the Fund provided a compelling monthly distribution of $0.0825 per share. We believe the Fund’s current annualized distribution rate, which was 8.03%* on a market price basis as of October 31, 2017, was very competitive, given the low interest rates in many segments of the bond market. In our view, the Fund’s distributions illustrate the benefits of a multi-asset class approach and flexible allocation strategy.

We understand that many closed-end fund investors seek steady, predictable distributions instead of distributions that fluctuate. We aim to keep distributions consistent from month to month, and at a level that we believe can be sustained over the long term. In setting the Fund’s distribution rate, the investment management team and the Fund’s Board of Trustees consider the interest rate, market and economic environment. We also factor in our assessment of individual securities and asset classes.

*

Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 10/16/17 distribution was $0.0825 per share. Based on our current estimates, we anticipate that approximately $0.0825 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT           1

Letter to Shareholders

Market Review

During the reporting period, confidence in the synchronized global growth narrative grew against a backdrop of improving economic data and healthy corporate earnings. Stocks posted strong returns and a number of bellwether market gauges reached new heights. From a geographic perspective, gains were broad based, with U.S., developed markets and emerging markets stocks advancing briskly.1 Convertible securities, which blend attributes of both stocks and bonds, participated in a large measure of the stock market’s upside, both in the U.S. and globally.2 Within the fixed income markets, more economically sensitive high-yield securities continued to perform well3 as investors maintained an appetite for risk and yield. However, as the Federal Reserve maintained a gradual course of raising short-term interest rates and investors gravitated toward stocks, traditional fixed-income securities, such as investment grade bonds, encountered headwinds.4

Our Use of Leverage**

We have the flexibility to utilize leverage in this Fund. Over the long term, we believe that the judicious use of leverage provides us with opportunities to enhance total return and support the Fund’s distribution rate. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. During the reporting period, we believed the prudent use of leverage would be advantageous given the economic environment, specifically the low borrowing costs we were able to secure. Overall, we believe the use of leverage will contribute favorably to the returns of the Fund, as we anticipate that the performance of the Fund’s holdings will exceed the cost of borrowing.

Outlook

Looking forward, we believe global economic conditions can provide a supportive backdrop for the markets. The U.S. recovery is mature but still has steam, while other major economies are in earlier stages of recovery. As global growth continues, we see additional upside in the global business cycle and, in turn, for stocks, convertible securities and select areas of the high-yield market.

While our outlook is constructive, our teams are watchful of potential downside risks. Among them, the policies of global central banks are moving away from the exceedingly accommodative stances of past years. We are also mindful of global political instability, strained trade relationships, heated rhetoric between the U.S. and North Korea, potential deceleration in China, and high levels of corporate debt.

**

Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares, and fluctuations in the variable rates of the leverage financing. The Fund has a non-fundamental policy that it will not issue preferred shares, borrow money, or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund’s managed assets as measured immediately after the issuance of any preferred shares or debt.

2           CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Letter to Shareholders

Further, valuations are stretched in some areas of the market, and we may see consolidation and sector rotation. Given the sustained rally in equities, we would not be surprised to see a pause or even a correction. In an environment of economic expansion, downside volatility could provide buying opportunities for our team’s long-term approach.

Calamos at 40 Years: A Look Back … and Ahead

Calamos Investments celebrated its 40-year anniversary earlier this year. Much has changed since I founded the firm in 1977. Some changes, such as the rise of passive strategies, are concerning to me—especially given our view that the markets will increasingly require experienced and active management.

However, many of these changes are quite positive, such as an increased focus on global asset allocation. I’m also encouraged by the growing role of liquid alternative strategies in investors’ portfolios. For decades, we have offered risk-managed global and alternative strategies as a way to potentially mitigate risk, enhance returns, and generate income in innovative ways. We’ve continued to expand our capabilities in both areas, always guided by the asset allocation needs of investors.

When markets are going up as they have been, investors may be more inclined to put financial planning and asset allocation on cruise control. While that’s understandable, I encourage you to take some time to check in with your financial advisor to ensure your portfolio is aligned with your goals and risk tolerance. Throughout the years, I’ve seen the markets change directions quite suddenly in a short period, often catching investors off guard. The allocations of your portfolio will also shift over time as investments appreciate at different rates. Regardless of the direction of the market, a periodic check in with your advisor can be a smart strategy, and as I have noted in the past, the new year presents a good opportunity for these conversations.

As always, we thank you for your continued trust. The longevity and success of our firm over these 40 years is a reflection of the trust you have placed in us. We look forward to helping you achieve your goals over the coming decades.

Please visit our website www.calamos.com often. You will find a wealth of resources and commentary on the markets, asset allocation and our funds.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT          3

Letter to Shareholders

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

[1]	The MSCI All Country World Index is a measure of global stock market performance, which returned 23.86% for the one-year period ending October 31, 2017. The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. For the one-year period ended, the index returned 23.46%. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. For the one-year period, the index returned 23.63%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide, and it returned 26.91% for the one-year period ended October 31, 2017.

[2]

The ICE BofAML All U.S. Convertibles ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The index returned 20.69% for the one-year period ending October 31, 2017. The ICE BofAML Global 300 Convertible Index is a global convertible index composed of companies representative of the market structure of countries in North America, Europe and the Asia/Pacific region. The index returned 16.13% for the one-year period ended October 31, 2017.

[3]	The Credit Suisse U.S. High Yield Index is an unmanaged index of high yield debt securities, which returned 9.04% for the one-year period ending October 31, 2017.

[4]	The Bloomberg Barclays U.S. Aggregate Index is considered generally representative of the investment-grade bond market. For the one-year period ending October 31, 2017, the index returned 0.90%.

Sources: Lipper, Inc.; Morningstar, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio. Investments in alternative strategies may not be suitable for all investors.

This report is intended for informational purposes only and should not be considered investment advice.

4           CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

In our closed-end funds, we draw upon decades of investment experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. We launched our first closed-end fund in 2002.

Closed-end funds are long-term investments. Most focus on providing monthly distributions, but there are important differences among individual closed-end funds. Calamos closed-end funds can be grouped into multiple categories that seek to produce income while offering exposure to various asset classes and sectors.

Portfolios Positioned to Pursue High Current Income from Income and Capital Gains	Portfolios Positioned to Seek Current Income, with Increased Emphasis on Capital Gains Potential

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund
(Ticker: CHI)

Invests in high yield and convertible securities, primarily in U.S. markets

Calamos Convertible and High Income Fund
(Ticker CHY)

Invests in high yield and convertible securities, primarily in U.S. markets

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME

Calamos Global Dynamic Income Fund
(Ticker: CHW)

Invests in global fixed income securities, alternative
investments and equities

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund
(Ticker: CGO)

Invests in equities and higher-yielding convertible
securities and corporate bonds, in both U.S. and
non-U.S. markets

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund
(Ticker: CSQ)

Invests in equities and higher-yielding convertible
securities and corporate bonds, primarily in U.S. markets

Calamos Dynamic Convertible and Income Fund
(Ticker: CCD)

Invests in convertibles and other fixed income securities

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	5

Investment Team Discussion

TOTAL RETURN* AS OF 10/31/17

  Common Shares – Inception 3/26/04

	1 Year	Since Inception**
On Market Price	35.23%	7.34%
On NAV	25.11%	7.98%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS
Information Technology	20.3%
Consumer Discretionary	14.7
Financials	14.6
Health Care	12.0
Industrials	9.6
Energy	7.6
Consumer Staples	5.8
Telecommunication Services	3.3
Other	2.8
Materials	2.7
Utilities	2.0
Real Estate	1.9

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

STRATEGIC TOTAL RETURN FUND (CSQ)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Strategic Total Return Fund (CSQ) is a total-return-oriented offering that seeks to provide a steady stream of income paid out on a monthly basis. We invest in a diversified portfolio of equities, convertible securities and high-yield securities. The allocation to each asset class is dynamic, and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that we are well positioned over the long term to generate capital gains as well as income. This broader range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

We believe our exposure to the equity markets enables us to risk manage the Fund during high periods of market volatility and allows us to optimize our performance going forward.

While we invest primarily in securities of U.S. issuers, we favor those companies that are actively participating in globalization with geographically diversified revenue streams and global business strategies. We emphasize companies that we believe offer reliable debt servicing, respectable balance sheets, solid free cash flow and good prospects for sustainable growth. We continue to remain generally optimistic with respect to the U.S. equity market in the short-term and look forward to continued growth through economic expansion and reflationary market dynamics, and the benefits of global economic synchronization.

How did the Fund perform over the reporting period?

The Fund increased 25.11% on a net asset value (NAV) basis and 35.23% on a market price basis for the 12-month period ended October 31, 2017. The S&P 500 Index finished at 23.63% and the Credit Suisse U.S. High Yield Index gained 9.04% for the same period.

At the end of the reporting period, the Fund’s shares traded at a 3.37% discount to net asset value.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be influenced by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the fund’s holdings, such as general market sentiment or future expectation. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we think that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market value.

6	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Investment Team Discussion

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund’s distributions during the 12-month period.

We employ a level rate distribution policy* with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.0825 per share, resulting in a current annualized distribution rate of 8.03% of market price as of October 31, 2017.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in the marketplace. For example, as of October 31, 2017, the dividend yield of S&P 500 Index stocks averaged 2.07%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury and 30-year U.S. Treasury yielding 2.38% and 2.88%, respectively.

What factors influenced performance over the reporting period?

The Fund has a wide set of investment parameters that allow us to take advantage of investment opportunities through numerous types of investment vehicles. By optimizing this flexibility, the Fund was able to maintain its exposure to the equity markets, which improved during the period. Moreover, convertibles and bonds provided income and appreciation to the portfolio during the period.

In terms of sectors and corresponding industries, our selection and allocation to consumer staples, specifically in tobacco, contributed to performance relative to the S&P 500 Index. Our underweight and selection in real estate (retail REITs) was also helpful during the period.

Selection in health care (biotechnology) was a drag on Fund performance relative to the S&P 500 Index for the period. Our selection in information technology (selection in semiconductors) also lagged relative to the index.

*

Under the Fund’s level rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary. The Fund will transition to a managed distribution policy effective January 2018. See inside front cover for details.

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	7

Investment Team Discussion

How is the Fund positioned?

We continue to favor businesses with compelling growth opportunities and global revenue drivers. We believe that the U.S. economy still has legs as reflationary forces continue to drive equities upward. However, we also believe an enhanced focus on risk management and valuation sensitivity is crucial.

We are cognizant of the fact that rising interest rates can have a detrimental effect on longer-term fixed income securities. To mitigate this impact, we make managing the duration of the fixed income assets in our portfolio a priority.

In terms of positioning, we maintained a relatively high allocation to U.S. stocks and convertibles. We are excited about the opportunities in the convertible market as steady issuance equates to additional choices in the space. Accordingly, we have been able to take advantage of attractive opportunities and establish meaningful exposures in those investments.

The portfolio currently holds large absolute allocations toward the information technology, consumer discretionary and financials sectors. We expect our positioning to be beneficial as more companies seek solutions to enhance and improve productivity and business performance. We also believe these sectors are poised to benefit from many of our long-term secular themes, including increased accessibility to data and robust consumer demand for products and services that provide access to information. We believe consumer discretionary stocks will also benefit from improving economic conditions derived from healthy employment, improved housing valuations, growing consumer confidence and range-bound energy prices. We have also maintained a presence in financials, as we expect the sector will benefit from rising interest rates, increased lending, and a more hospitable regulatory environment.

The average credit quality of the portfolio is higher than that of the Credit Suisse U.S. High Yield index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. However, we recognize that opportunities do exist to enhance performance using lower-credit securities.

We believe that this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. Over the quarter, in spite of a cost increase due to rising interest rates, our use of leverage enjoyed a favorable reinvestment dynamic. In addition, on September 6, 2017, the Fund announced the issuance of $242 million in mandatory Redeemable Shares (MRPS). Fitch Ratings assigned long-term ratings of AA to each class of MRPS shares. The MRPS shares were privately placed with institutional investors and were issued in three series subject to mandatory redemptions 5, 7 and 10 years from the date of issuance, as shown. The Series A ($80.50 mm), Series B ($80.50 mm), and Series C ($81.0 mm) MRPS shares are to pay monthly cash dividends initially at rates of 3.70%, 4.00% and 4.24%, respectively, subject to adjustment under certain circumstances. In connection with the MRPS share issuance, the Fund terminated an existing credit facility with BNP Paribas and revised the available credit under an existing credit facility with State Street Bank and Trust. As of October 31, 2017, our amount of leveraged assets was approximately 28%.

8	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Investment Team Discussion

What is your outlook for the Fund?

In our view, equities continue to offer compelling risk/reward characteristics, and we are seeking companies with attractively valued fundamentals. We have also seen strong issuance in convertibles, which presents additional opportunities to generate income while participating in equity market appreciation. Equity and equity-sensitive securities continue to offer attractive risk/reward characteristics from a long-term perspective. We continue to pursue our strategic objective of participating in a significant portion of equity market upside while aiming to reduce volatility throughout a complete market cycle.

What are your closing thoughts for Fund shareholders?

Given our outlook for a near-term period of economic growth, we favor quality growth companies. Positive factors within the U.S. include solid job creation, low interest rates, increased consumer and corporate confidence and limited inflationary pressures. We emphasize investments in companies with solid cash flow generation and stronger balance sheets that will benefit from global economic synchronization. From a thematic and sector perspective, we see opportunities in the technology sector, consumer discretionary companies tied to global consumption, and companies positioned to benefit from improving fundamentals and diminished political concerns in Europe. We are also optimistic about financials, as we believe that many of these companies are favorably valued and positioned to grow revenues in a rising-interest-rate and lower-regulatory environment. We are selective regarding companies in the health care sector, favoring those that are more product-growth oriented. We are cautious about companies in the consumer staples sector, which are fully valued as investors seek those stocks for income rather than growth. In our view, equities continue to offer compelling risk/reward characteristics, as we seek companies with attractively valued fundamentals.

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	9

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
CORPORATE BONDS (20.6%)
	Consumer Discretionary (4.2%)
1,510,000	Altice US Finance I Corp.*µ
	5.500%, 05/15/26	$1,571,532
816,000	AV Homes, Inc.
	6.625%, 05/15/22	848,681
1,203,000	Beverages & More, Inc.*
	11.500%, 06/15/22	1,084,294
5,620,000	CalAtlantic Group, Inc.µ
	5.375%, 10/01/22	6,168,765
	CCO Holdings, LLC / CCO Holdings
	Capital Corp.*
2,265,000	5.125%, 05/01/27	2,285,657
477,000	5.000%, 02/01/28	473,797
944,000	Cedar Fair, LP*
	5.375%, 04/15/27	998,143
	Century Communities, Inc.
1,651,000	6.875%, 05/15/22	1,738,330
981,000	5.875%, 07/15/25*	991,256
1,368,000	CRC Escrow Issuer, LLC*
	5.250%, 10/15/25	1,378,096
3,209,000	Dana Financing Luxembourg Sarl*
	6.500%, 06/01/26	3,494,152
	DISH DBS Corp.
3,520,000	6.750%, 06/01/21	3,700,523
1,821,000	5.875%, 11/15/24^	1,823,531
849,000	Eldorado Resorts, Inc.
	6.000%, 04/01/25	898,552
1,038,000	GameStop Corp.*µ^
	6.750%, 03/15/21	1,088,353
1,411,000	goeasy, Ltd.*
	7.875%, 11/01/22	1,450,762
193,000	Guitar Center, Inc.*
	6.500%, 04/15/19	180,748
1,279,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc.*^
	8.750%, 11/01/24	1,340,264
5,526,000	L Brands, Inc.µ
	6.875%, 11/01/35	5,496,325
1,132,000	Lions Gate Entertainment Corp.*^
	5.875%, 11/01/24	1,201,448
1,222,000	M/I Homes, Inc.
	5.625%, 08/01/25	1,248,603
297,000	Mclaren Finance, PLC*
	5.750%, 08/01/22	307,047
	Meritage Homes Corp.µ
3,095,000	7.000%, 04/01/22	3,551,203
2,359,000	7.150%, 04/15/20	2,597,931
849,000	Netflix, Inc.*^
	4.875%, 04/15/28	845,421
1,321,000	Penske Automotive Group, Inc.
	5.500%, 05/15/26	1,362,143
PRINCIPAL
AMOUNT		VALUE
	PetSmart, Inc.*
906,000	5.875%, 06/01/25	$789,878
250,000	8.875%, 06/01/25^	197,400
1,557,000	Reliance Intermediate Holdings, LP*µ
	6.500%, 04/01/23	1,653,877
	Rite Aid Corp.^
2,850,000	7.700%, 02/15/27	2,422,201
1,982,000	6.125%, 04/01/23*	1,851,247
8,126,000	Royal Caribbean Cruises, Ltd.µ
	7.500%, 10/15/27	10,632,708
2,558,000	Salem Media Group, Inc.*
	6.750%, 06/01/24	2,683,176
1,895,000	Sally Holdings, LLC / Sally Capital, Inc.^
	5.625%, 12/01/25	1,884,464
	SFR Group, SA*
1,321,000	7.375%, 05/01/26	1,423,338
1,321,000	6.000%, 05/15/22	1,378,358
2,737,000	Sirius XM Radio, Inc.*
	6.000%, 07/15/24	2,930,520
2,110,000	Time, Inc.*^
	5.750%, 04/15/22	2,134,202
3,676,000	ZF North America Capital, Inc.*
	4.750%, 04/29/25	3,867,906
		81,974,832

	Consumer Staples (0.7%)
1,354,000	Albertsons Companies, LLC /
	Safeway, Inc. / New Albertson’s, Inc. / Albertson’s, LLC
	5.750%, 03/15/25	1,197,254
2,029,000	Fresh Market, Inc.*^
	9.750%, 05/01/23	1,146,365
	JBS USA LUX SA / JBS USA
	Finance, Inc.*
4,436,000	5.750%, 06/15/25	4,345,572
1,887,000	7.250%, 06/01/21	1,929,259
	New Albertson’s, Inc.
996,000	7.450%, 08/01/29	834,927
632,000	8.000%, 05/01/31	550,576
	Pilgrim’s Pride Corp.*
278,000	5.750%, 03/15/25	294,542
203,000	5.875%, 09/30/27	211,229
1,350,000	Post Holdings, Inc.*
	5.750%, 03/01/27	1,405,627
		11,915,351

	Energy (2.1%)
1,255,000	Bill Barrett Corp.^
	7.000%, 10/15/22	1,225,865
2,265,000	Calfrac Holdings, LP*
	7.500%, 12/01/20	2,226,518
1,180,000	Carrizo Oil & Gas, Inc.^
	6.250%, 04/15/23	1,202,845
1,368,000	Chesapeake Energy Corp.*
	8.000%, 01/15/25	1,352,542

10	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
278,000	Consol Mining Corp.*
	11.000%, 11/15/25	$285,285
274,000	CrownRock, LP / CrownRock
	Finance, Inc.*
	5.625%, 10/15/25	278,268
2,312,000	DCP Midstream, LLC*‡
	5.850%, 05/21/43
	3 mo. USD LIBOR + 3.85%	2,205,428
486,000	Diamond Offshore Drilling, Inc.^
	7.875%, 08/15/25	520,341
	Energy Transfer Equity, LPµ
2,029,000	5.500%, 06/01/27	2,150,152
543,000	5.875%, 01/15/24	590,683
3,026,000	Energy Transfer Partners, LPµ‡
	4.394%, 11/01/66
	3 mo. USD LIBOR + 3.02%	2,746,095
1,430,000	Genesis Energy, LP / Genesis Energy Finance Corp.
	6.500%, 10/01/25	1,453,781
2,737,000	Gulfmark Offshore, Inc.@
	6.375%, 03/15/22	766,360
	Gulfport Energy Corp.
1,019,000	6.000%, 10/15/24	1,024,564
944,000	6.375%, 05/15/25^	957,079
722,000	Halcon Resources Corp.*
	6.750%, 02/15/25	740,411
1,887,000	Laredo Petroleum, Inc.
	6.250%, 03/15/23	1,962,367
3,275,000	MPLX, LPµ
	4.875%, 06/01/25	3,557,845
963,000	Oasis Petroleum, Inc.^
	6.500%, 11/01/21	981,783
1,416,000	Plains All American Pipeline, LPµ‡
	6.125%, 11/15/22
	3 mo. USD LIBOR + 4.11%	1,443,923
321,000	Rice Energy, Inc.
	7.250%, 05/01/23	346,596
6,134,000	SEACOR Holdings, Inc.
	7.375%, 10/01/19	6,331,607
1,595,000	SESI, LLC*^
	7.750%, 09/15/24	1,652,348
533,000	SM Energy Company^
	6.750%, 09/15/26	548,294
1,015,000	Southwestern Energy Company^
	7.500%, 04/01/26	1,055,849
566,000	Transocean, Inc.*
	7.500%, 01/15/26	584,180
1,368,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.*
	8.750%, 04/15/23	1,339,128
1,598,889	W&T Offshore, Inc.*
	8.500%, 06/15/21
	10.000% PIK rate	1,226,356
PRINCIPAL
AMOUNT		VALUE
849,000	Weatherford International, Ltd.
	8.250%, 06/15/23	$854,523
533,000	WildHorse Resource Development
	Corp.*
	6.875%, 02/01/25	532,883
		42,143,899

	Financials (2.8%)
3,887,000	Ally Financial, Inc.µ
	8.000%, 11/01/31	5,148,079
4,813,000	AON Corp.µ
	8.205%, 01/01/27	6,328,469
1,534,000	Ardonagh Midco 3, PLC*
	8.625%, 07/15/23	1,616,284
1,982,000	AssuredPartners, Inc.*
	7.000%, 08/15/25	2,068,673
	CyrusOne, LP / CyrusOne
	Finance Corp.*µ
944,000	5.375%, 03/15/27	1,012,997
274,000	5.000%, 03/15/24	287,668
3,732,000	Dell International, LLC / EMC Corp.*µ
	6.020%, 06/15/26	4,170,976
1,416,000	Discover Financial Services‡
	5.500%, 10/30/27
	3 mo. USD LIBOR + 3.08%	1,445,970
1,840,000	Equinix, Inc.
	5.375%, 05/15/27	1,975,957
944,000	HUB International, Ltd.*
	7.875%, 10/01/21	982,968
1,793,000	ILFC E-Capital Trust II*µ‡
	4.610%, 12/21/65	1,740,331
	Jefferies Finance, LLC*
5,686,000	7.375%, 04/01/20^	5,879,210
2,454,000	7.250%, 08/15/24	2,506,491
1,132,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*µ
	5.250%, 10/01/25	1,131,723
934,000	Level 3 Financing, Inc.
	5.375%, 05/01/25	977,520
1,515,000	LPL Holdings, Inc.*
	5.750%, 09/15/25	1,577,441
1,699,000	MetLife, Inc.µ
	6.400%, 12/15/66	1,960,714
	Navient Corp.
1,793,000	6.750%, 06/25/25^	1,876,787
543,000	6.500%, 06/15/22	578,591
1,066,000	NexBank Capital, Inc.*‡&
	6.375%, 09/30/27
	3 mo. USD LIBOR + 4.59%	1,077,188
1,132,000	Oil Insurance, Ltd.*‡
	4.317%, 01/08/18
	3 mo. USD LIBOR + 2.98%	1,082,124

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	11

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
3,756,000	Quicken Loans, Inc.*µ^
	5.750%, 05/01/25	$3,985,604
547,000	Radian Group, Inc.µ
	4.500%, 10/01/24	561,895
1,685,000	Springleaf Finance Corp.
	8.250%, 10/01/23	1,922,164
604,000	Towne Bank‡
	4.500%, 07/30/27
	3 mo. USD LIBOR + 2.55%	623,742
1,383,000	Tronox Finance, PLC*
	5.750%, 10/01/25	1,448,381
283,000	VEREIT Operating Partnership, LP^
	3.950%, 08/15/27	282,669
		54,250,616

	Health Care (2.8%)
5,266,000	Acadia Healthcare Company, Inc.
	6.500%, 03/01/24	5,585,172
928,000	Alere, Inc.
	6.500%, 06/15/20	943,080
5,931,000	Community Health Systems, Inc.^
	7.125%, 07/15/20	5,150,955
2,680,000	DaVita, Inc.
	5.125%, 07/15/24	2,698,626
1,199,000	Endo International, PLC*
	7.250%, 01/15/22	1,105,778
2,713,000	Endo, Ltd.*
	6.000%, 07/15/23	2,203,417
2,454,000	Greatbatch, Ltd.*
	9.125%, 11/01/23	2,667,645
	HCA, Inc.
7,767,000	5.875%, 05/01/23	8,329,875
1,368,000	7.500%, 11/06/33	1,547,434
1,071,000	5.375%, 02/01/25	1,104,876
967,000	Hologic, Inc.*µ
	5.250%, 07/15/22	1,011,182
1,368,000	Magellan Health, Inc.µ
	4.400%, 09/22/24	1,383,328
1,996,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^
	5.625%, 10/15/23	1,870,751
2,751,000	Teleflex, Inc.
	5.250%, 06/15/24	2,910,214
	Tenet Healthcare Corp.^
3,397,000	6.750%, 06/15/23	3,194,811
1,581,000	5.125%, 05/01/25*	1,538,076
1,062,000	Teva Pharmaceutical Finance
	Netherlands III, BV^
	3.150%, 10/01/26	940,751
	Valeant Pharmaceuticals
	International, Inc.*^
9,956,000	7.250%, 07/15/22	9,573,042
1,373,000	5.500%, 11/01/25	1,404,744
PRINCIPAL
AMOUNT		VALUE
1,015,000	West Street Merger Sub, Inc.*^
	6.375%, 09/01/25	$1,035,929
		56,199,686

	Industrials (2.3%)
1,227,000	ACCO Brands Corp.*
	5.250%, 12/15/24	1,276,743
	Allison Transmission, Inc.*
1,227,000	4.750%, 10/01/27	1,240,540
359,000	5.000%, 10/01/24µ	374,961
1,397,000	Beacon Escrow Corp.*
	4.875%, 11/01/25	1,417,110
812,000	Catalent Pharma Solutions, Inc.*
	4.875%, 01/15/26	825,500
	Covanta Holding Corp.
802,000	5.875%, 03/01/24	805,922
255,000	5.875%, 07/01/25	252,745
1,364,000	Delphi Jersey Holdings, PLC*
	5.000%, 10/01/25	1,370,547
1,378,000	Fly Leasing, Ltd.^
	5.250%, 10/15/24	1,388,177
278,000	FXI Holdings, Inc.*
	7.875%, 11/01/24	282,819
1,987,000	Garda World Security Corp.*
	7.250%, 11/15/21	2,041,772
3,992,000	Golden Nugget, Inc.*
	6.750%, 10/15/24	4,068,666
920,000	Great Lakes Dredge & Dock Corp.
	8.000%, 05/15/22	971,860
1,208,000	H&E Equipment Services, Inc.*
	5.625%, 09/01/25	1,276,010
241,000	Hertz Corp.*
	7.625%, 06/01/22	251,230
722,000	Icahn Enterprises, LPµ
	6.750%, 02/01/24	767,248
	IHO Verwaltungs GmbH*
566,000	4.500%, 09/15/23^
	5.250% PIK rate	584,794
566,000	4.125%, 09/15/21
	4.875% PIK rate	578,435
717,000	JPW Industries Holding Corp.*
	9.000%, 10/01/24	755,460
	Meritor, Inc.
2,256,000	6.750%, 06/15/21	2,332,140
1,762,000	6.250%, 02/15/24	1,884,697
	Michael Baker International, LLC*
1,834,000	8.250%, 10/15/18	1,839,199
1,368,047	8.875%, 04/15/19
	9.625% PIK rate	1,374,142
283,000	Multi-Color Corp.*
	4.875%, 11/01/25	285,786
2,331,000	Navistar International Corp.
	8.250%, 11/01/21	2,341,047

12	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
	Park Aerospace Holdings, Ltd.*µ
1,354,000	4.500%, 03/15/23	$1,357,080
963,000	5.500%, 02/15/24^	997,798
1,939,000	Park-Ohio Industries, Inc.^
	6.625%, 04/15/27	2,107,906
547,000	Scientific Games International, Inc.*
	5.000%, 10/15/25	555,908
1,416,000	Tennant Company*
	5.625%, 05/01/25	1,478,977
	TransDigm, Inc.
1,416,000	6.500%, 07/15/24^	1,462,239
486,000	6.500%, 05/15/25	502,254
142,000	Trident Merger Sub, Inc.*
	6.625%, 11/01/25	141,780
283,000	TriMas Corp.*
	4.875%, 10/15/25	287,096
	United Continental Holdings, Inc.
2,171,000	6.375%, 06/01/18	2,222,312
807,000	4.250%, 10/01/22	814,215
	United Rentals North America, Inc.
1,208,000	4.875%, 01/15/28	1,213,448
1,029,000	4.875%, 01/15/28^	1,035,159
774,000	4.625%, 10/15/25	793,342
637,000	WESCO Distribution, Inc.^
	5.375%, 06/15/24	671,060
		46,228,124

	Information Technology (1.8%)
2,663,000	Alliance Data Systems Corp.*
	5.875%, 11/01/21	2,771,224
	Amkor Technology, Inc.
2,907,000	6.375%, 10/01/22^	3,010,271
2,856,000	6.625%, 06/01/21	2,906,309
	Cardtronics, Inc.µ
1,727,000	5.125%, 08/01/22	1,773,836
1,387,000	5.500%, 05/01/25*	1,384,309
1,241,000	CBS Radio, Inc.*^
	7.250%, 11/01/24	1,308,002
1,272,000	CDK Global, Inc.*µ
	4.875%, 06/01/27	1,327,179
763,000	CDW, LLC / CDW Finance Corp.µ
	5.000%, 09/01/23	796,221
	Clear Channel Worldwide Holdings, Inc.
2,020,000	7.625%, 03/15/20	1,990,609
750,000	7.625%, 03/15/20^	751,196
1,836,000	CommScope Technologies, LLC*µ
	6.000%, 06/15/25	1,945,104
7,361,000	First Data Corp. - Class A*
	7.000%, 12/01/23	7,886,244
1,416,000	Harland Clarke Holdings Corp.*
	8.375%, 08/15/22	1,492,379
PRINCIPAL
AMOUNT		VALUE
	Nuance Communications, Inc.µ
1,227,000	6.000%, 07/01/24	$1,327,129
1,132,000	5.625%, 12/15/26*	1,203,967
647,000	5.375%, 08/15/20*	658,336
1,368,000	TTM Technologies, Inc.*
	5.625%, 10/01/25	1,394,813
958,000	VFH Parent, LLC*^
	6.750%, 06/15/22	996,426
		34,923,554

	Materials (1.2%)
1,967,000	AK Steel Corp.^
	6.375%, 10/15/25	1,939,777
1,732,000	Alcoa Nederland Holding, BV*µ^
	7.000%, 09/30/26	1,981,096
3,445,000	ArcelorMittal, SA
	7.500%, 10/15/39	4,306,732
1,298,000	Arconic, Inc.µ
	5.125%, 10/01/24	1,394,591
	First Quantum Minerals, Ltd.*
743,000	7.000%, 02/15/21	772,523
377,000	7.250%, 04/01/23	400,251
	Freeport-McMoRan, Inc.^
1,633,000	4.550%, 11/14/24	1,633,204
514,000	3.550%, 03/01/22	508,994
1,510,000	INEOS Group Holdings, SA*^
	5.625%, 08/01/24	1,576,840
689,000	Kinross Gold Corp.*µ
	4.500%, 07/15/27	697,898
689,000	New Gold, Inc.*
	6.375%, 05/15/25	734,154
2,407,000	PBF Holding Company, LLC / PBF
	Finance Corp.*
	7.250%, 06/15/25	2,502,582
1,265,000	Sealed Air Corp.*
	5.250%, 04/01/23	1,363,202
519,000	Steel Dynamics, Inc.*
	4.125%, 09/15/25	523,002
486,000	Trinseo Materials Operating, SCA*
	5.375%, 09/01/25	511,775
	United States Steel Corp.
1,793,000	8.375%, 07/01/21*	1,970,301
481,000	6.875%, 08/15/25^	489,215
142,000	Warrior Met Coal, Inc.*
	8.000%, 11/01/24	145,676
		23,451,813

	Real Estate (0.2%)
1,102,000	Crescent Communities, LLC/Crescent Ventures, Inc.*
	8.875%, 10/15/21	1,172,247
	iStar, Inc.
944,000	6.000%, 04/01/22	989,166
250,000	4.625%, 09/15/20	255,561

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	13

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
2,038,000	MPT Operating Partnership, LP /
	MPT Finance Corp.µ
	5.000%, 10/15/27	$2,093,301
		4,510,275

	Telecommunication Services (2.0%)
897,000	Altice Financing, SA*^
	7.500%, 05/15/26	985,960
1,331,000	CB Escrow Corp.*
	8.000%, 10/15/25	1,381,079
920,000	CenturyLink, Inc.µ^
	7.500%, 04/01/24	978,544
4,756,000	CSC Holdings, LLC*µ
	5.500%, 04/15/27	4,911,426
4,418,000	Embarq Corp.µ
	7.995%, 06/01/36	4,474,241
	Frontier Communications Corp.
3,190,000	7.625%, 04/15/24^	2,441,658
2,718,000	10.500%, 09/15/22	2,386,920
1,463,000	11.000%, 09/15/25	1,241,846
176,000	6.875%, 01/15/25^	131,337
1,085,000	Hughes Satellite Systems Corp.
	6.625%, 08/01/26	1,150,360
	Intelsat Jackson Holdings, SA
2,147,000	9.750%, 07/15/25*	2,164,155
1,439,000	7.500%, 04/01/21^	1,368,849
882,000	8.000%, 02/15/24*	940,763
1,340,000	Qwest Corp.
	6.875%, 09/15/33	1,323,719
562,000	SBA Communications Corp.*
	4.000%, 10/01/22	570,829
	Sprint Corp.
5,077,000	7.875%, 09/15/23	5,688,423
2,793,000	7.125%, 06/15/24^	3,026,579
2,100,000	T-Mobile USA, Inc.
	6.625%, 04/01/23	2,207,163
1,132,000	United States Cellular Corp.
	6.700%, 12/15/33	1,196,694
	Windstream Services, LLC
1,321,000	7.750%, 10/01/21	1,006,622
779,000	7.750%, 10/15/20	698,124
		40,275,291

	Utilities (0.5%)
2,737,000	AES Corp.µ
	7.375%, 07/01/21	3,112,476
2,501,000	Dynegy, Inc.*^
	8.125%, 01/30/26	2,783,000
1,897,000	NRG Energy, Inc.^
	6.625%, 01/15/27	2,028,851
986,000	PPL Capital Funding, Inc.µ‡
	3.998%, 03/30/67
	3 mo. USD LIBOR + 2.67%	975,499
		8,899,826
PRINCIPAL
AMOUNT		VALUE
	TOTAL CORPORATE BONDS
	(Cost $398,352,122)	$404,773,267

CONVERTIBLE BONDS (15.5%)
	Consumer Discretionary (4.6%)
7,300,000	DISH Network Corp.
	3.375%, 08/15/26	7,848,741
7,429,000	Liberty Expedia Holdings, Inc.*^
	1.000%, 06/30/47	7,613,313
	Liberty Interactive, LLC
7,385,000	1.750%, 09/30/46*	8,373,371
5,190,000	4.000%, 11/15/29	3,567,762
3,035,000	3.750%, 02/15/30	2,106,988
	Liberty Media Corp.
15,900,000	2.250%, 09/30/46	16,635,614
14,750,000	1.375%, 10/15/23	17,758,631
3,640,000	Marriott Vacations Worldwide Corp.*
	1.500%, 09/15/22	3,945,178
9,000,000	Priceline Group, Inc.
	0.350%, 06/15/20	13,402,170
7,800,000	Tesla, Inc.
	2.375%, 03/15/22	9,473,568
		90,725,336

	Energy (0.3%)
8,850,000	Nabors Industries, Inc.*^
	0.750%, 01/15/24	6,546,345

	Financials (0.7%)
7,500,000	Ares Capital Corp.*^
	3.750%, 02/01/22	7,666,912
5,080,000	IAC FinanceCo, Inc.*^
	0.875%, 10/01/22	5,500,370
		13,167,282

	Health Care (0.7%)
5,120,000	Illumina, Inc.
	0.000%, 06/15/19	5,476,122
3,285,000	Innoviva, Inc.*
	2.500%, 08/15/25	3,192,297
4,700,000	NuVasive, Inc.
	2.250%, 03/15/21	5,445,702
		14,114,121

	Industrials (1.0%)
2,569,000	Air Lease Corp.
	3.875%, 12/01/18	3,932,432
2,924,000	Air Transport Services Group, Inc.*
	1.125%, 10/15/24	3,080,332
4,400,000	Kaman Corp.*
	3.250%, 05/01/24	4,774,748
7,520,000	Pacira Pharmaceuticals, Inc.*
	2.375%, 04/01/22	7,003,263
		18,790,775

14	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
	Information Technology (7.4%)
4,200,000	Citrix Systems, Inc.
	0.500%, 04/15/19	$5,156,004
4,900,000	Finisar Corp.*^
	0.500%, 12/15/36	4,692,926
2,170,000	II-VI, Inc.*
	0.250%, 09/01/22	2,534,831
6,100,000	Inphi Corp.^
	0.750%, 09/01/21	6,352,266
8,100,000	Intel Corp.
	3.250%, 08/01/39	17,668,611
7,500,000	Lumentum Holdings, Inc.*^
	0.250%, 03/15/24	9,593,775
12,970,000	Microchip Technology, Inc.*
	1.625%, 02/15/27	16,345,961
6,300,000	NXP Semiconductors, NV^
	1.000%, 12/01/19	7,769,381
	ON Semiconductor Corp.^
5,822,000	1.000%, 12/01/20	7,534,017
5,000,000	1.625%, 10/15/23*	6,245,625
4,800,000	Pandora Media, Inc.
	1.750%, 12/01/20	4,484,520
1,790,000	RealPage, Inc.*
	1.500%, 11/15/22	2,194,066
14,420,000	Salesforce.com, Inc.
	0.250%, 04/01/18	22,169,668
6,700,000	Servicenow, Inc.*^	7,546,947
7,600,000	Silicon Laboratories, Inc.*^
	1.375%, 03/01/22	9,153,744
3,700,000	Veeco Instruments, Inc.^
	2.700%, 01/15/23	3,412,048
1,567,000	Weibo Corp.*
	1.250%, 11/15/22	1,638,886
11,000,000	Workday, Inc.*
	0.250%, 10/01/22	11,161,260
		145,654,536

	Materials (0.3%)
5,300,000	Royal Gold, Inc.
	2.875%, 06/15/19	5,817,466

	Real Estate (0.5%)
5,300,000	Empire State Realty OP, LP*
	2.625%, 08/15/19	5,823,481
4,520,000	Starwood Waypoint Homes*
	3.500%, 01/15/22	5,054,241
		10,877,722
	TOTAL CONVERTIBLE BONDS
	(Cost $285,578,050)	305,693,583

U.S. GOVERNMENT AND AGENCY SECURITY (0.3%)
6,087,000	United States Treasury Note
	2.000%, 11/15/26
	(Cost $5,859,312)	5,911,969
PRINCIPAL
AMOUNT		VALUE
SYNTHETIC CONVERTIBLE SECURITIES (1.4%) ¤
CORPORATE BONDS (1.2%)
	Consumer Discretionary (0.3%)
90,000	Altice US Finance I Corp.*µ
	5.500%, 05/15/26	$93,668
49,000	AV Homes, Inc.
	6.625%, 05/15/22	50,962
72,000	Beverages & More, Inc.*
	11.500%, 06/15/22	64,895
335,000	CalAtlantic Group, Inc.µ
	5.375%, 10/01/22	367,711
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
135,000	5.125%, 05/01/27	136,231
28,000	5.000%, 02/01/28	27,812
56,000	Cedar Fair, LP*
	5.375%, 04/15/27	59,212
	Century Communities, Inc.
98,000	6.875%, 05/15/22	103,184
59,000	5.875%, 07/15/25*	59,617
82,000	CRC Escrow Issuer, LLC*
	5.250%, 10/15/25	82,605
191,000	Dana Financing Luxembourg Sarl*
	6.500%, 06/01/26	207,972
	DISH DBS Corp.
210,000	6.750%, 06/01/21	220,770
109,000	5.875%, 11/15/24^	109,152
51,000	Eldorado Resorts, Inc.
	6.000%, 04/01/25	53,977
62,000	GameStop Corp.*µ^
	6.750%, 03/15/21	65,008
84,000	goeasy, Ltd.*
	7.875%, 11/01/22	86,367
12,000	Guitar Center, Inc.*
	6.500%, 04/15/19	11,238
76,000	Horizon Pharma, Inc. / Horizon Pharma USA, Inc.*^
	8.750%, 11/01/24	79,640
329,000	L Brands, Inc.µ
	6.875%, 11/01/35	327,233
68,000	Lions Gate Entertainment Corp.*^
	5.875%, 11/01/24	72,172
73,000	M/I Homes, Inc.
	5.625%, 08/01/25	74,589
18,000	Mclaren Finance, PLC*
	5.750%, 08/01/22	18,609
	Meritage Homes Corp.µ
185,000	7.000%, 04/01/22	212,269
141,000	7.150%, 04/15/20	155,281
51,000	Netflix, Inc.*^
	4.875%, 04/15/28	50,785
79,000	Penske Automotive Group, Inc.
	5.500%, 05/15/26	81,460

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	15

Schedule of Investments October 31, 2017

PRINCIPAL
AMOUNT		VALUE
	PetSmart, Inc.*
54,000	5.875%, 06/01/25	$47,079
15,000	8.875%, 06/01/25^	11,844
93,000	Reliance Intermediate Holdings, LP*µ
	6.500%, 04/01/23	98,787
	Rite Aid Corp.^
170,000	7.700%, 02/15/27	144,482
118,000	6.125%, 04/01/23*	110,216
484,000	Royal Caribbean Cruises, Ltd.µ
	7.500%, 10/15/27	633,304
152,000	Salem Media Group, Inc.*
	6.750%, 06/01/24	159,438
113,000	Sally Holdings, LLC / Sally Capital, Inc.^
	5.625%, 12/01/25	112,372
	SFR Group, SA*
79,000	7.375%, 05/01/26	85,120
79,000	6.000%, 05/15/22	82,430
163,000	Sirius XM Radio, Inc.*
	6.000%, 07/15/24	174,525
126,000	Time, Inc.*^
	5.750%, 04/15/22	127,445
219,000	ZF North America Capital, Inc.*
	4.750%, 04/29/25	230,433
		4,889,894

	Consumer Staples (0.0%)
81,000	Albertsons Companies, LLC /
	Safeway, Inc. / New Albertson’s, Inc. /
	Albertson’s, LLC
	5.750%, 03/15/25	71,623
121,000	Fresh Market, Inc.*^
	9.750%, 05/01/23	68,364
	JBS USA LUX SA / JBS USA
	Finance, Inc.*
264,000	5.750%, 06/15/25	258,618
113,000	7.250%, 06/01/21	115,531
	New Albertson’s, Inc.
59,000	7.450%, 08/01/29	49,459
38,000	8.000%, 05/01/31	33,104
	Pilgrim’s Pride Corp.*
17,000	5.750%, 03/15/25	18,012
12,000	5.875%, 09/30/27	12,486
80,000	Post Holdings, Inc.*
	5.750%, 03/01/27	83,296
		710,493

	Energy (0.1%)
75,000	Bill Barrett Corp.^
	7.000%, 10/15/22	73,259
135,000	Calfrac Holdings, LP*
	7.500%, 12/01/20	132,706
70,000	Carrizo Oil & Gas, Inc.^
	6.250%, 04/15/23	71,355
82,000	Chesapeake Energy Corp.*
	8.000%, 01/15/25	81,073
PRINCIPAL
AMOUNT		VALUE
17,000	Consol Mining Corp.*
	11.000%, 11/15/25	$17,446
16,000	CrownRock, LP / CrownRock
	Finance, Inc.*
	5.625%, 10/15/25	16,249
138,000	DCP Midstream, LLC*‡
	5.850%, 05/21/43
	3 mo. USD LIBOR + 3.85%	131,639
29,000	Diamond Offshore Drilling, Inc.^
	7.875%, 08/15/25	31,049
	Energy Transfer Equity, LPµ
121,000	5.500%, 06/01/27	128,225
32,000	5.875%, 01/15/24	34,810
180,000	Energy Transfer Partners, LPµ‡
	4.394%, 11/01/66
	3 mo. USD LIBOR + 3.02%	163,350
85,000	Genesis Energy, LP / Genesis Energy Finance Corp.
	6.500%, 10/01/25	86,414
163,000	Gulfmark Offshore, Inc.@
	6.375%, 03/15/22	45,640
	Gulfport Energy Corp.
61,000	6.000%, 10/15/24	61,333
56,000	6.375%, 05/15/25^	56,776
43,000	Halcon Resources Corp.*
	6.750%, 02/15/25	44,097
113,000	Laredo Petroleum, Inc.
	6.250%, 03/15/23	117,513
195,000	MPLX, LPµ
	4.875%, 06/01/25	211,841
57,000	Oasis Petroleum, Inc.^
	6.500%, 11/01/21	58,112
84,000	Plains All American Pipeline, LPµ‡
	6.125%, 11/15/22
	3 mo. USD LIBOR + 4.11%	85,656
19,000	Rice Energy, Inc.
	7.250%, 05/01/23	20,515
366,000	SEACOR Holdings, Inc.
	7.375%, 10/01/19	377,791
95,000	SESI, LLC*^
	7.750%, 09/15/24	98,416
32,000	SM Energy Company^
	6.750%, 09/15/26	32,918
60,000	Southwestern Energy Company^
	7.500%, 04/01/26	62,415
34,000	Transocean, Inc.*
	7.500%, 01/15/26	35,092
82,000	Vine Oil & Gas, LP / Vine Oil & Gas Finance Corp.*
	8.750%, 04/15/23	80,269
95,000	W&T Offshore, Inc.*
	8.500%, 06/15/21
	10.000% PIK rate	72,865

16	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
51,000	Weatherford International, Ltd.
	8.250%, 06/15/23	$51,332
32,000	WildHorse Resource
	Development Corp.*
	6.875%, 02/01/25	31,993
		2,512,149

	Financials (0.2%)
232,000	Ally Financial, Inc.µ
	8.000%, 11/01/31	307,269
287,000	AON Corp.µ
	8.205%, 01/01/27	377,368
91,000	Ardonagh Midco 3, PLC*
	8.625%, 07/15/23	95,881
118,000	AssuredPartners, Inc.*
	7.000%, 08/15/25	123,160
	CyrusOne, LP / CyrusOne
	Finance Corp.*µ
56,000	5.375%, 03/15/27	60,093
16,000	5.000%, 03/15/24	16,798
223,000	Dell International, LLC / EMC Corp.*µ
	6.020%, 06/15/26	249,230
84,000	Discover Financial Services‡
	5.500%, 10/30/27
	3 mo. USD LIBOR + 3.08%	85,778
110,000	Equinix, Inc.
	5.375%, 05/15/27	118,128
56,000	HUB International, Ltd.*
	7.875%, 10/01/21	58,312
107,000	ILFC E-Capital Trust II*µ‡
	4.610%, 12/21/65	103,857
	Jefferies Finance, LLC*
339,000	7.375%, 04/01/20^	350,519
146,000	7.250%, 08/15/24	149,123
68,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*µ
	5.250%, 10/01/25	67,983
56,000	Level 3 Financing, Inc.
	5.375%, 05/01/25	58,609
90,000	LPL Holdings, Inc.*
	5.750%, 09/15/25	93,709
101,000	MetLife, Inc.µ
	6.400%, 12/15/66	116,558
	Navient Corp.
107,000	6.750%, 06/25/25^	112,000
32,000	6.500%, 06/15/22	34,097
64,000	NexBank Capital, Inc.*‡&
	6.375%, 09/30/27
	3 mo. USD LIBOR + 4.59%	64,672
68,000	Oil Insurance, Ltd.*‡
	4.317%, 01/08/18
	3 mo. USD LIBOR + 2.98%	65,004
224,000	Quicken Loans, Inc.*µ^
	5.750%, 05/01/25	237,693
PRINCIPAL AMOUNT		VALUE
33,000	Radian Group, Inc.µ
	4.500%, 10/01/24	$33,899
100,000	Springleaf Finance Corp.
	8.250%, 10/01/23	114,075
36,000	Towne Bank‡
	4.500%, 07/30/27
	3 mo. USD LIBOR + 2.55%	37,177
82,000	Tronox Finance, PLC*
	5.750%, 10/01/25	85,877
17,000	VEREIT Operating Partnership, LP^
	3.950%, 08/15/27	16,980
		3,233,849

	Health Care (0.2%)
314,000	Acadia Healthcare Company, Inc.
	6.500%, 03/01/24	333,031
55,000	Alere, Inc.
	6.500%, 06/15/20	55,894
354,000	Community Health Systems, Inc.^
	7.125%, 07/15/20	307,442
160,000	DaVita, Inc.
	5.125%, 07/15/24	161,112
71,000	Endo International, PLC*
	7.250%, 01/15/22	65,480
162,000	Endo, Ltd.*
	6.000%, 07/15/23	131,572
146,000	Greatbatch, Ltd.*
	9.125%, 11/01/23	158,711
	HCA, Inc.
463,000	5.875%, 05/01/23	496,554
82,000	7.500%, 11/06/33	92,755
64,000	5.375%, 02/01/25	66,024
58,000	Hologic, Inc.*µ
	5.250%, 07/15/22	60,650
82,000	Magellan Health, Inc.µ
	4.400%, 09/22/24	82,919
119,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*^
	5.625%, 10/15/23	111,533
164,000	Teleflex, Inc.
	5.250%, 06/15/24	173,491
	Tenet Healthcare Corp.^
203,000	6.750%, 06/15/23	190,917
94,000	5.125%, 05/01/25*	91,448
63,000	Teva Pharmaceutical Finance
	Netherlands III, BV^
	3.150%, 10/01/26	55,807
	Valeant Pharmaceuticals
	International, Inc.*^
594,000	7.250%, 07/15/22	571,152
82,000	5.500%, 11/01/25	83,896
60,000	West Street Merger Sub, Inc.*^
	6.375%, 09/01/25	61,237
		3,351,625

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	17

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
	Industrials (0.1%)
73,000	ACCO Brands Corp.*
	5.250%, 12/15/24	$75,959
	Allison Transmission, Inc.*
73,000	4.750%, 10/01/27	73,806
21,000	5.000%, 10/01/24µ	21,934
83,000	Beacon Escrow Corp.*
	4.875%, 11/01/25	84,195
48,000	Catalent Pharma Solutions, Inc.*
	4.875%, 01/15/26	48,798
	Covanta Holding Corp.
48,000	5.875%, 03/01/24	48,235
15,000	5.875%, 07/01/25	14,867
81,000	Delphi Jersey Holdings, PLC*
	5.000%, 10/01/25	81,389
82,000	Fly Leasing, Ltd.^
	5.250%, 10/15/24	82,606
17,000	FXI Holdings, Inc.*
	7.875%, 11/01/24	17,295
118,000	Garda World Security Corp.*
	7.250%, 11/15/21	121,253
238,000	Golden Nugget, Inc.*
	6.750%, 10/15/24	242,571
55,000	Great Lakes Dredge & Dock Corp.
	8.000%, 05/15/22	58,100
72,000	H&E Equipment Services, Inc.*
	5.625%, 09/01/25	76,054
14,000	Hertz Corp.*
	7.625%, 06/01/22	14,594
43,000	Icahn Enterprises, LPµ
	6.750%, 02/01/24	45,695
	IHO Verwaltungs GmbH*
34,000	4.500%, 09/15/23^
	5.250% PIK rate	35,129
34,000	4.125%, 09/15/21
	4.875% PIK rate	34,747
43,000	JPW Industries Holding Corp.*
	9.000%, 10/01/24	45,306
	Meritor, Inc.
134,000	6.750%, 06/15/21	138,522
105,000	6.250%, 02/15/24	112,312
	Michael Baker International, LLC*
109,000	8.250%, 10/15/18	109,309
82,000	8.875%, 04/15/19
	9.625% PIK rate	82,365
17,000	Multi-Color Corp.*
	4.875%, 11/01/25	17,167
139,000	Navistar International Corp.
	8.250%, 11/01/21	139,599
PRINCIPAL AMOUNT		VALUE
	Park Aerospace Holdings, Ltd.*µ
81,000	4.500%, 03/15/23	$81,184
57,000	5.500%, 02/15/24^	59,060
116,000	Park-Ohio Industries, Inc.^
	6.625%, 04/15/27	126,105
33,000	Scientific Games International, Inc.*
	5.000%, 10/15/25	33,537
84,000	Tennant Company*
	5.625%, 05/01/25	87,736
	TransDigm, Inc.
84,000	6.500%, 07/15/24^	86,743
29,000	6.500%, 05/15/25	29,970
8,000	Trident Merger Sub, Inc.*
	6.625%, 11/01/25	7,988
17,000	TriMas Corp.*
	4.875%, 10/15/25	17,246
	United Continental Holdings, Inc.
129,000	6.375%, 06/01/18	132,049
48,000	4.250%, 10/01/22	48,429
	United Rentals North America, Inc.
72,000	4.875%, 01/15/28	72,325
61,000	4.875%, 01/15/28^	61,365
46,000	4.625%, 10/15/25	47,149
38,000	WESCO Distribution, Inc.^
	5.375%, 06/15/24	40,032
		2,752,725

	Information Technology (0.1%)
159,000	Alliance Data Systems Corp.*
	5.875%, 11/01/21	165,462
	Amkor Technology, Inc.
173,000	6.375%, 10/01/22^	179,146
170,000	6.625%, 06/01/21	172,995
	Cardtronics, Inc.µ
103,000	5.125%, 08/01/22	105,794
83,000	5.500%, 05/01/25*	82,839
74,000	CBS Radio, Inc.*^
	7.250%, 11/01/24	77,995
76,000	CDK Global, Inc.*µ
	4.875%, 06/01/27	79,297
46,000	CDW, LLC / CDW Finance Corp.µ
	5.000%, 09/01/23	48,003
	Clear Channel Worldwide Holdings, Inc.
120,000	7.625%, 03/15/20	118,254
45,000	7.625%, 03/15/20^	45,072
109,000	CommScope Technologies, LLC*µ
	6.000%, 06/15/25	115,477
439,000	First Data Corp.*
	7.000%, 12/01/23	470,325
84,000	Harland Clarke Holdings Corp.*
	8.375%, 08/15/22	88,531

18	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
	Nuance Communications, Inc.µ
73,000	6.000%, 07/01/24	$78,957
68,000	5.625%, 12/15/26*	72,323
39,000	5.375%, 08/15/20*	39,683
82,000	TTM Technologies, Inc.*
	5.625%, 10/01/25	83,607
57,000	VFH Parent, LLC*^
	6.750%, 06/15/22	59,286
		2,083,046

	Materials (0.1%)
117,000	AK Steel Corp.^
	6.375%, 10/15/25	115,381
103,000	Alcoa Nederland Holding, BV*µ^
	7.000%, 09/30/26	117,813
205,000	ArcelorMittal, SA
	7.500%, 10/15/39	256,279
77,000	Arconic, Inc.µ
	5.125%, 10/01/24	82,730
	First Quantum Minerals, Ltd.*
44,000	7.000%, 02/15/21	45,748
23,000	7.250%, 04/01/23	24,419
	Freeport-McMoRan, Inc.^
97,000	4.550%, 11/14/24	97,012
31,000	3.550%, 03/01/22	30,698
90,000	INEOS Group Holdings, SA*^
	5.625%, 08/01/24	93,984
41,000	Kinross Gold Corp.*µ
	4.500%, 07/15/27	41,529
41,000	New Gold, Inc.*
	6.375%, 05/15/25	43,687
143,000	PBF Holding Company, LLC / PBF Finance Corp.*
	7.250%, 06/15/25	148,679
75,000	Sealed Air Corp.*
	5.250%, 04/01/23	80,822
31,000	Steel Dynamics, Inc.*
	4.125%, 09/15/25	31,239
29,000	Trinseo Materials Operating, SCA*
	5.375%, 09/01/25	30,538
	United States Steel Corp.
107,000	8.375%, 07/01/21*	117,581
29,000	6.875%, 08/15/25^	29,495
8,000	Warrior Met Coal, Inc.*
	8.000%, 11/01/24	8,207
		1,395,841

	Real Estate (0.0%)
66,000	Crescent Communities, LLC/Crescent
	Ventures, Inc.*
	8.875%, 10/15/21	70,207
	iStar, Inc.
56,000	6.000%, 04/01/22	58,679
15,000	4.625%, 09/15/20	15,334
PRINCIPAL AMOUNT		VALUE
122,000	MPT Operating Partnership, LP / MPT Finance Corp.µ
	5.000%, 10/15/27	$125,311
		269,531

	Telecommunication Services (0.1%)
53,000	Altice Financing, SA*^
	7.500%, 05/15/26	58,256
79,000	CB Escrow Corp.*
	8.000%, 10/15/25	81,972
55,000	CenturyLink, Inc.µ^
	7.500%, 04/01/24	58,500
284,000	CSC Holdings, LLC*µ
	5.500%, 04/15/27	293,281
263,000	Embarq Corp.µ
	7.995%, 06/01/36	266,348
	Frontier Communications Corp.
190,000	7.625%, 04/15/24^	145,428
162,000	10.500%, 09/15/22	142,267
87,000	11.000%, 09/15/25	73,849
11,000	6.875%, 01/15/25^	8,209
65,000	Hughes Satellite Systems Corp.
	6.625%, 08/01/26	68,916
	Intelsat Jackson Holdings, SA
128,000	9.750%, 07/15/25*	129,023
86,000	7.500%, 04/01/21^	81,808
53,000	8.000%, 02/15/24*	56,531
80,000	Qwest Corp.
	6.875%, 09/15/33	79,028
33,000	SBA Communications Corp.*
	4.000%, 10/01/22	33,518
	Sprint Corp.
303,000	7.875%, 09/15/23	339,490
167,000	7.125%, 06/15/24^	180,966
125,000	T-Mobile USA, Inc.
	6.625%, 04/01/23	131,379
68,000	United States Cellular Corp.
	6.700%, 12/15/33	71,886
	Windstream Services, LLC
79,000	7.750%, 10/01/21	60,199
46,000	7.750%, 10/15/20	41,224
		2,402,078

	Utilities (0.0%)
163,000	AES Corp.µ
	7.375%, 07/01/21	185,361
149,000	Dynegy, Inc.*^
	8.125%, 01/30/26	165,800
113,000	NRG Energy, Inc.^
	6.625%, 01/15/27	120,854
59,000	PPL Capital Funding, Inc.µ‡
	3.998%, 03/30/67
	3 mo. USD LIBOR + 2.67%	58,372
		530,387
	TOTAL CORPORATE BONDS	24,131,618

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	19

Schedule of Investments October 31, 2017

PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITY (0.0%)
363,000	United States Treasury Note
	2.000%, 11/15/26	$352,562

NUMBER OF
CONTRACTS/
NOTIONAL
AMOUNT		VALUE
PURCHASED OPTIONS (0.2%) #
	Materials (0.0%)
183	Alcoa Corp.
18,300	Call, 01/19/18, Strike $50.00	40,717
	United States Steel Corp.
95
9,500	Call, 11/17/17, Strike $29.00	3,325
95
9,500	Call, 11/17/17, Strike $27.00	7,838
95
9,500	Call, 11/17/17, Strike $26.00	11,067
		62,947

	Other (0.2%)
15,900	iShares MSCI EAFE ETF
1,590,000	Call, 12/15/17, Strike $69.00	2,011,350
6,000	iShares Russell 2000 ETF
600,000	Call, 12/15/17, Strike $148.00	2,247,000
		4,258,350
	TOTAL PURCHASED OPTIONS	4,321,297
	TOTAL SYNTHETIC
	CONVERTIBLE SECURITIES
	(Cost $27,000,665)	28,805,477

NUMBER OF
SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (7.4%)
	Consumer Staples (0.6%)
111,900	Bunge, Ltd.
	4.875%, 12/31/49	11,595,805

	Energy (0.9%)
84,885	CenterPoint Energy, Inc. (Time Warner, Inc., Charter Communications, Time, Inc.)**§
	3.399%, 09/15/29	6,007,481
114,350	Hess Corp.
	8.000%, 02/01/19	6,312,120
	NuStar Energy, LP‡
165,000	7.625%, 06/15/22
	3 mo. USD LIBOR + 5.64%	4,199,250
53,034	8.500%, 12/15/21
	3 mo. USD LIBOR + 6.77%	1,392,143
		17,910,994
NUMBER OF SHARES		VALUE
	Financials (0.3%)
80,250	Affiliated Managers Group, Inc.
	5.150%, 10/15/37	$4,904,784

	Health Care (1.5%)
17,847	Allergan, PLC
	5.500%, 03/01/18	11,487,935
215,575	Anthem, Inc.
	5.250%, 05/01/18	11,485,836
133,000	Becton Dickinson and Company
	6.125%, 05/01/20	7,550,410
		30,524,181
	Industrials (0.7%)
122,000	Rexnord Corp.
	5.750%, 11/15/19	7,019,880
64,000	Stanley Black & Decker, Inc.^
	5.375%, 05/15/20	7,569,280
		14,589,160
	Real Estate (1.2%)
105,279	American Tower Corp.
	5.500%, 02/15/18	13,283,052
8,765	Crown Castle International Corp.
	6.875%, 08/01/20	9,640,711
		22,923,763
	Telecommunication Services (0.5%)
108,000	T-Mobile USA, Inc.
	5.500%, 12/15/17	10,454,400

	Utilities (1.7%)
40,398	Dominion Resources, Inc.
	6.750%, 08/15/19	2,114,027
144,600	DTE Energy Company
	6.500%, 10/01/19	7,957,743
	NextEra Energy, Inc.
231,000	6.371%, 09/01/18	16,112,250
124,600	6.123%, 09/01/19^	7,102,200
		33,286,220
	TOTAL CONVERTIBLE
	PREFERRED STOCKS
	(Cost $136,209,312)	146,189,307

COMMON STOCKS (87.2%)
	Consumer Discretionary (11.4%)
36,300	Amazon.com, Inc.^#	40,121,664
185,615	Carnival Corp.^	12,322,980
509,825	Comcast Corp. - Class A	18,368,995
369,380	Ford Motor Company	4,532,292
22,035	GameStop Corp. - Class A^	411,834
154,993	General Motors Company, Inc.^	6,661,599
138,000	Home Depot, Inc.	22,877,640
94,000	Lowe’s Companies, Inc.	7,515,300

20	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

NUMBER OF
SHARES		VALUE
123,000	McDonald’s Corp.^~	$20,529,930
71,990	Netflix, Inc.#	14,140,996
162,800	Nike, Inc. - Class B	8,952,372
1,400	Priceline Group, Inc.^#	2,676,744
35,580	Royal Caribbean Cruises, Ltd.	4,403,737
324,000	Starbucks Corp.^	17,768,160
153,000	TJX Companies, Inc.^	10,679,400
49,999	TopBuild Corp.^#	3,299,434
201,000	Walt Disney Company^	19,659,810
60,000	Whirlpool Corp.^	9,835,800
		224,758,687

	Consumer Staples (7.0%)
85,500	Altria Group, Inc.	5,490,810
505,000	Coca-Cola Company^	23,219,900
53,100	Costco Wholesale Corp.^	8,553,348
340,000	Mondelez International, Inc. - Class A^	14,086,200
163,670	PepsiCo, Inc.^	18,041,344
147,500	Philip Morris International, Inc.	15,434,400
342,000	Procter & Gamble Company^	29,528,280
170,835	Wal-Mart Stores, Inc.	14,915,604
125,000	Walgreens Boots Alliance, Inc.^	8,283,750
		137,553,636

	Energy (7.1%)
475,000	BP, PLC	19,318,250
325,000	Chevron Corp.^	37,664,250
111,120	ConocoPhillips	5,683,788
60,000	Diamond Offshore Drilling, Inc.^#	1,003,800
86,865	Enterprise Products Partners, LP#	2,128,192
117,000	EOG Resources, Inc.^	11,684,790
360,000	Exxon Mobil Corp.^	30,006,000
137,300	Halliburton Company^	5,868,202
33,560	Magellan Midstream Partners, LP#~	2,305,908
100,220	Marathon Petroleum Corp.	5,987,143
26,500	Pioneer Natural Resources Company^	3,966,255
156,200	Schlumberger, Ltd.^	9,996,800
64,160	Spectra Energy Partners, LP#	2,766,579
21,850	Targa Resources Corp.	906,775
		139,286,732

	Financials (16.6%)
35,430	Affiliated Managers Group, Inc.	6,607,695
165,000	American Express Company^~	15,760,800
133,375	American International Group, Inc.^	8,617,359
1,032,250	Bank of America Corp.^	28,273,327
214,375	Bank of New York Mellon Corp.^	11,029,594
161,625	BB&T Corp.	7,958,415
44,895	Chubb Corp.	6,771,064
945,000	Citigroup, Inc.^	69,457,500

NUMBER OF
SHARES			VALUE
125,000		Discover Financial Services	$8,316,250
153,765		E*TRADE Financial Corp.#	6,702,616
175,050		First Republic Bank^	17,049,870
25,600		Goldman Sachs Group, Inc.	6,207,488
567,000		JPMorgan Chase & Company	57,045,870
132,475		Marsh & McLennan Companies, Inc.	10,721,202
203,205		MetLife, Inc.	10,887,724
180,000		Morgan Stanley	9,000,000
85,200		PNC Financial Services Group, Inc.	11,654,508
81,900		Prudential Financial, Inc.	9,046,674
277,726		Synchrony Financial	9,059,422
311,215		Wells Fargo & Company^	17,471,610
			327,638,988

		Health Care (11.5%)
139,700		Abbott Laboratories^~	7,575,931
187,125		AbbVie, Inc.	16,888,031
46,225		Aetna, Inc.	7,859,637
103,095		Agilent Technologies, Inc.	7,013,553
17,250		Alexion Pharmaceuticals, Inc.^#	2,064,135
60,300		Amgen, Inc.	10,565,766
181,015		Baxter International, Inc.	11,670,037
68,900		Bristol-Myers Squibb Company	4,248,374
115,120		Celgene Corp.^#	11,623,667
137,350		Eli Lilly and Company^	11,254,459
275,000		Johnson & Johnson	38,337,750
98,200		Medtronic, PLC	7,907,064
288,000		Merck & Company, Inc.	15,865,920
740,400		Pfizer, Inc.	25,958,424
93,375		Stryker Corp.^	14,460,986
42,800		Thermo Fisher Scientific, Inc.	8,295,924
116,700		UnitedHealth Group, Inc.	24,532,674
			226,122,332

		Industrials (9.3%)
21,850		Boeing Company^	5,636,863
103,225		Caterpillar, Inc.^	14,017,955
220,200		CSX Corp.	11,104,686
162,000		Delta Air Lines, Inc.	8,104,860
185,000		Eaton Corp., PLC^	14,803,700
581,550		General Electric Company	11,724,048
118,650		Honeywell International, Inc.	17,104,584
46,281		Lockheed Martin Corp.^	14,261,953
450,000		Masco Corp.	17,919,000
33,000		Northrop Grumman Corp.	9,752,490
64,090		PACCAR, Inc.	4,597,176
135,000	EUR	Siemens, AG	19,390,415
188,000		Union Pacific Corp.	21,768,520
109,300		United Parcel Service, Inc. - Class B	12,846,029
			183,032,279

See accompanying Notes to Schedule of Investments	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	21

Schedule of Investments October 31, 2017

NUMBER OF
SHARES			VALUE

		Information Technology (19.0%)
81,415		Accenture, PLC - Class A	$11,590,239
28,285		Adobe Systems, Inc.#~	4,954,401
37,745		Alphabet, Inc. - Class A#	38,992,095
12,534		Alphabet, Inc. - Class C#	12,742,566
504,140		Apple, Inc.	85,219,826
400,365		Applied Materials, Inc.^	22,592,597
55,150		Broadcom, Ltd.^	14,554,636
225,000		Cisco Systems, Inc.	7,683,750
221,265		Facebook, Inc. - Class A#	39,840,976
56,750		Lam Research Corp.^	11,836,347
89,000		MasterCard, Inc. - Class A	13,240,530
641,000		Microsoft Corp.^	53,318,380
300,000		Nintendo Company, Ltd.	14,454,810
1,500,000		Nokia Corp.	7,335,000
49,700		NVIDIA Corp.	10,278,457
118,300		Oracle Corp.^	6,021,470
190,870		Visa, Inc. - Class A^	20,991,883
			375,647,963

		Materials (2.2%)
527,879		DowDuPont, Inc.	38,170,930
82,000		Nucor Corp.	4,742,060
			42,912,990

		Real Estate (0.7%)
37,100		American Tower Corp.^	5,330,157
43,850		Crown Castle International Corp.^	4,695,458
56,400		Welltower, Inc.	3,776,544
			13,802,159

		Telecommunication Services (1.8%)
615,000		AT&T, Inc.^~	20,694,750
205,085	EUR	Orange, SA	3,369,072
261,000		Verizon Communications, Inc.^	12,494,070
			36,557,892

		Utilities (0.6%)
295,194		Exelon Corp.	11,869,751
		TOTAL COMMON STOCKS
		(Cost $1,511,979,912)	1,719,183,409
RIGHTS (0.0%) #
		Consumer Discretionary (0.0%)
22,573		Motors Liquidation Company
		(Cost $—)	220,538
WARRANTS (0.1%) #
		Consumer Discretionary (0.1%)
88,470		General Motors Company, Inc.
		07/10/19, Strike $18.33
		(Cost $5,539,299)	2,252,446
NUMBER OF
SHARES		VALUE
EXCHANGE-TRADED FUNDS (3.6%)
	Other (3.6%)
222,925	iShares iBoxx High Yield Corporate Bond ETF^	$19,722,175
130,335	iShares MSCI EAFE ETF	9,075,226
32,700	iShares NASDAQ Biotechnology ETF^	10,273,686
91,055	iShares Russell 2000 Value ETF^	11,307,210
566,000	SPDR Barclays Capital High Yield
	Bond ETF^	21,077,840
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $70,073,768)	71,456,137

NUMBER OF
CONTRACTS/
NOTIONAL
AMOUNT		VALUE
PURCHASED OPTIONS (0.1%) #
	Materials (0.0%)
183	Alcoa Corp.
18,300	Put, 01/19/18, Strike $42.00	18,757
95	United States Steel Corp.
9,500	Put, 11/17/17, Strike $21.00	3,468
		22,225

	Other (0.1%)
2,100	Powershares QQQ
210,000	Put, 12/15/17, Strike $140.00	109,200
9,500	S&P 500 ETF Trust
950,000	Put, 12/29/17, Strike $252.00	2,166,000
		2,275,200
	TOTAL PURCHASED OPTIONS
	(Cost $4,304,788)	2,297,425

NUMBER OF
SHARES		VALUE
SHORT TERM INVESTMENTS (3.3%)
31,896,982	Fidelity Prime Money Market Fund - Institutional Class	31,906,551
31,668,474	Morgan Stanley Institutional Liquidity Funds - Government Portfolio	31,668,474
	TOTAL SHORT TERM
	INVESTMENTS
	(Cost $63,578,044)	63,575,025
	TOTAL INVESTMENTS (139.5%)
	(Cost $2,508,475,272)	2,750,358,583
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-12.3%)		(242,000,000)
LIABILITIES, LESS OTHER ASSETS (-27.2%)		(536,449,071)
NET ASSETS (100.0%)		$1,971,909,512

22	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Schedule of Investments October 31, 2017

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (0.0%) #
	Materials (0.0%)
183	Alcoa Corp.
18,300	Put, 01/19/18, Strike $47.00	$(48,953)
95	United States Steel Corp.
9,500	Put, 11/17/17, Strike $25.00	(12,587)
	TOTAL WRITTEN OPTIONS
	(Premium $73,800)	(61,540)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µ	Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $107,397,006 (see Note 6 – Notes Payable).

^	Security, or portion of security, is on loan.

‡	Variable rate security. The rate shown is the rate in effect at October 31, 2017.

@	In default status and considered non-income producing.

&	Illiquid security.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

**	Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2017.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $1,768,727.

FOREIGN CURRENCY ABBREVIATION

EUR    European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	23

Statement of Assets and Liabilities October 31, 2017

ASSETS
Investments in securities, at value (cost $2,508,475,272)	$2,750,358,583
Receivables:
Accrued interest and dividends	10,533,164
Investments sold	50,470,839
Prepaid expenses	168,167
Other assets	1,089,173
Total assets	2,812,619,926
LIABILITIES
Due to custodian bank	802,742
Options written, at value (premium $73,800)	61,540
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 9,680,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $2,558,290) (Note 7)	239,441,710
Payables:
Notes payable	543,000,000
Investments purchased	53,023,951
Affiliates:
Investment advisory fees	2,330,465
Deferred compensation to trustees	245,600
Financial accounting fees	27,031
Trustees’ fees and officer compensation	24,489
Other accounts payable and accrued liabilities	1,752,886
Total liabilities	840,710,414
NET ASSETS	$1,971,909,512

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 154,514,000 shares issued and outstanding	$1,806,050,423
Undistributed net investment income (loss)	(6,782,578)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and interest rate swaps	(69,258,796)
Unrealized appreciation (depreciation) of investments, foreign currency translations, interest rate swaps and written options	241,900,463
NET ASSETS	$1,971,909,512
Net asset value per common shares based upon 154,514,000 shares issued and outstanding	$12.76

24	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Operations Year Ended October 31, 2017

INVESTMENT INCOME
Interest	$33,030,458
Dividends	46,336,138
Securities lending income	81,705
Dividend taxes withheld	(135,734)
Total investment income	79,312,567
EXPENSES
Investment advisory fees	25,595,930
Interest expense on Notes Payable (Note 6)	10,066,470
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	1,531,152
Legal fees	364,146
Financial accounting fees	297,607
Printing and mailing fees	217,221
Accounting fees	169,467
Trustees’ fees and officer compensation	160,512
Audit fees	99,660
Custodian fees	67,806
Registration fees	39,188
Transfer agent fees	27,423
Other	265,232
Total expenses	38,901,814
NET INVESTMENT INCOME (LOSS)	40,410,753
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	149,750,756
Purchased options	(16,555,985)
Foreign currency transactions	4,421
Written options	3,888,174
Interest rate swaps	13,815
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	228,880,953
Purchased options	75,868
Foreign currency translations	4,301
Written options	(1,080,117)
Interest rate swaps	29,643
NET GAIN (LOSS)	365,011,829
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$405,422,582

See accompanying Notes to Financial Statements	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	25

Statements of Changes in Net Assets

	YEAR ENDED OCTOBER 31, 2017	YEAR ENDED OCTOBER 31, 2016
OPERATIONS
Net investment income (loss)	$40,410,753	$46,416,198
Net realized gain (loss)	137,101,181	42,485,345
Change in unrealized appreciation/(depreciation)	227,910,648	(19,502,671)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	405,422,582	69,398,872
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(131,111,802)	(70,667,812)
Net realized gains	(21,857,058)	(25,304,173)
Return of capital	—	(56,996,875)
Net decrease in net assets from distributions to common shareholders	(152,968,860)	(152,968,860)
TOTAL INCREASE (DECREASE) IN NET ASSETS	252,453,722	(83,569,988)
NET ASSETS
Beginning of year	$1,719,455,790	$1,803,025,778
End of year	$1,971,909,512	$1,719,455,790
Undistributed net investment income (loss)	$(6,782,578)	$(7,286,704)

26	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows Year Ended October 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$405,422,582
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(1,367,811,066)
Net proceeds from disposition of short term investments	70,473,582
Proceeds paid on closing written options	(5,236,752)
Proceeds from disposition of investment securities, including purchased options	1,312,634,822
Premiums received from written options	5,699,494
Amortization and accretion of fixed-income securities	(4,341,597)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	59,459
Net realized gains/losses from investments, excluding purchased options	(149,746,973)
Net realized gains/losses from purchased options	16,555,985
Net realized gains/losses from written options	(3,888,174)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(228,880,953)
Change in unrealized appreciation or depreciation on purchased options	(75,868)
Change in unrealized appreciation or depreciation on written options	1,080,117
Change in unrealized appreciation or depreciation on interest rate swaps	(29,643)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(707,836)
Prepaid expenses	(126,735)
Other assets	(843,145)
Increase/(decrease) in liabilities:
Payables to affiliates	283,231
Other accounts payable and accrued liabilities	1,239,385
Net cash provided by/(used in) operating activities	$51,759,915
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(152,968,860)
Proceeds from preferred shares sold	242,000,000
Offering costs on Mandatory Redeemable Preferred Shares	(2,617,749)
Net increase/(decrease) in due to custodian bank	802,742
Repayment of note payable	(139,000,000)
Net cash provided by/(used in) financing activities	$(51,783,867)
Net increase/(decrease) in cash	$(23,952)
Cash at beginning of year	$23,952
Cash at end of year	$—
Supplemental disclosure
Cash paid for interest on Notes Payable	$8,903,285
Cash paid for interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares	$1,531,152

See accompanying Notes to Financial Statements	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	27

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Strategic Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 35% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

28	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Notes to Financial Statements

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2017. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	29

Notes to Financial Statements

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2013 - 2016 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

Pursuant to a financial accounting services agreement, during the year the Fund paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund and Calamos Dynamic Convertible and Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee payable to Calamos Advisors based on its relative portion of combined assets used in calculating the fee.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $245,600 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2017. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at October 31, 2017.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the year ended October 31, 2017 were as follows:

	U.S.
	GOVERNMENT
	SECURITIES	OTHER
Cost of purchases	$6,190,488	$1,640,926,731
Proceeds from sales	—	1,597,283,726

The cost basis of investments for federal income tax purposes at October 31, 2017 was as follows:

Cost basis of investments		$2,585,682,418
Gross unrealized appreciation		365,472,604
Gross unrealized depreciation		(200,857,979)
Net unrealized appreciation (depreciation)		$164,614,625

30	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended October 31, 2017, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$3,703,578
Undistributed net investment income/(loss)	113,062,233
Accumulated net realized gain/(loss) on investments	(116,765,811)

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions for the year ended October 31, 2017 were characterized for federal income tax purposes as follows:

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2017	OCTOBER 31, 2016
Distributions paid from:
Ordinary income	$132,583,495	$70,667,812
Long-term capital gains	21,857,058	25,304,173
Return of capital	—	56,996,875
As of October 31, 2017, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income		$1,440,505
Undistributed capital gains		—
Total undistributed earnings		1,440,505
Accumulated capital and other losses		—
Net unrealized gains/(losses)		164,619,517
Total accumulated earnings/(losses)		166,060,022
Other		(200,933)
Paid-in-capital		1,806,050,423
Net assets applicable to common shareholders		$1,971,909,512

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	31

Notes to Financial Statements

made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at October 31, 2017.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of October 31, 2017, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

32	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Notes to Financial Statements

In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of October 31, 2017, the Fund had no outstanding interest rate swap agreements.

As of October 31, 2017, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET	LIABILITY
	DERIVATIVES	DERIVATIVES
Gross amounts at fair value:
Purchased Options(1)	$6,618,722	$—
Written Options(2)	—	61,540
	$6,618,722	$61,540

(1) Generally, the Statement of Assets and Liabilities location for “Options purchased” is “Investments in securities, at value.”

(2) Generally, the Statement of Assets and Liabilities location for “Options written” is “Options written, at value.”

For the year ended October 31, 2017, the volume of derivative activity for the Fund is reflected below:*

VOLUME
Purchased options	111,108
Options written	42,235
* Activity during the period is measured by opened number of contracts for options purchased or written

Note 6 – Notes Payable

The Fund, with the approval of its board of trustees, including its independent trustees, has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $830.0 million, and provides for securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the year ended October 31, 2017, the average borrowings under the Agreement were $660.0 million. For the year ended October 31, 2017, the average interest rate was 2.00%. As of October 31, 2017, the amount of total outstanding borrowings was $543.0 million, which approximates fair value. The interest rate applicable to the borrowings on October 31, 2017 was 1.05%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the SSB Agreement. Any amounts credited against borrowings under the SSB Agreement would count against the Fund’s leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. Under the terms of the SSB Agreement, the Fund will make a variable “net income” payment related to any collateral credited against borrowings under the SSB Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the SSB Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time. As of October 31, 2017, the Fund used approximately $509.2 million of its cash collateral to offset borrowings under the SSB Agreement, representing 18.5% of managed assets, and was required to pay a “net income” payment equal to an annualized

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	33

Notes to Financial Statements

interest rate of 0.99%, which can fluctuate depending on interest rates. As of October 31, 2017, approximately $496.9 million of securities were on loan ($145.6 million of fixed income securities and $351.3 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 9,680,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $242.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at October 31, 2017.

	TERM			LIQUIDATION	AGGREGATE
	REDEMPTION	DIVIDEND	SHARES	PREFERENCE	LIQUIDATION
SERIES	DATE	RATE	(000’S)	PER SHARE	PREFERENCE
Series A	9/06/22	3.70%	3,220	$ 25	$ 80,500,000
Series B	9/06/24	4.00%	3,220	$ 25	$ 80,500,000
Series C	9/06/27	4.24%	3,240	$ 25	$ 81,000,000
				Total	$ 242,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA” by Fitch Ratings, Inc. (“Fitch”). If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shareholders” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

34	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Notes to Financial Statements

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 154,514,000 shares outstanding at October 31, 2017.

Transactions in common shares were as follows:

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2017	OCTOBER 31, 2016
Beginning shares	154,514,000	154,514,000
Shares issued through reinvestment of distributions	—	—
Ending shares	154,514,000	154,514,000

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 9 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

●	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

●	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

●	Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$404,773,267	$—	$404,773,267
Convertible Bonds	—	305,693,583	—	305,693,583
U.S. Government and Agency Securities	—	5,911,969	—	5,911,969
Synthetic Convertible Securities (Corporate Bonds)	—	24,131,618	—	24,131,618
Synthetic Convertible Securities (U.S. Government and Agency Security)	—	352,562	—	352,562
Synthetic Convertible Securities (Purchased Options)	4,321,297	—	—	4,321,297
Convertible Preferred Stocks	115,723,494	30,465,813	—	146,189,307
Common Stocks U.S.	1,681,969,112	14,454,810	—	1,696,423,922
Common Stocks Foreign	—	22,759,487	—	22,759,487
Rights	—	220,538	—	220,538
Warrants	2,252,446	—	—	2,252,446
Exchange-Traded Funds	71,456,137	—	—	71,456,137
Purchased Options	2,297,425	—	—	2,297,425
Short Term Investments	63,575,025	—	—	63,575,025
Total	$1,941,594,936	$808,763,647	$—	$2,750,358,583
Liabilities:
Written Options	$61,540	$—	$—	$61,540
Total	$61,540	$—	$—	$61,540

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	35

Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

		YEAR ENDED OCTOBER 31,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.13	$11.67	$12.51	$11.86	$10.56
Income from investment operations:
Net investment income (loss)*	0.26	0.30	0.38	0.42	0.41
Net realized and unrealized gain (loss)	2.36	0.15	(0.23)	1.16	1.73
Total from investment operations	2.62	0.45	0.15	1.58	2.14
Less distributions to common shareholders from:
Net investment income	(0.85)	(0.46)	(0.66)	(0.55)	(0.59)
Net realized gains	(0.14)	(0.16)	—	(0.16)	—
Return of capital	—	(0.37)	(0.33)	(0.22)	(0.25)
Total distributions	(0.99)	(0.99)	(0.99)	(0.93)	(0.84)
Net asset value, end of year	$12.76	$11.13	$11.67	$12.51	$11.86
Market value, end of year	$12.33	$9.95	$10.20	$11.82	$10.56
Total investment return based on:(a)
Net asset value	25.11%	5.48%	1.98%	14.46%	21.83%
Market value	35.23%	7.89%	(5.66)%	21.46%	11.75%
Net assets, end of year (000)	$1,971,910	$1,719,456	$1,803,026	$1,932,218	$1,832,666
Ratios to average net assets applicable to common shareholders:
Net expenses(b)	2.09%	1.97%	1.81%	1.72%	1.79%
Net investment income (loss)	2.17%	2.73%	3.11%	3.39%	3.71%
Portfolio turnover rate	65%	31%	23%	20%	55%
Average commission rate paid	$0.0240	$0.0307	$0.0336	$0.0210	$0.0234
Mandatory Redeemable Preferred Shares, at redemption value
($25 per share liquidation preference) (000’s omitted)	$242,000	$—	$—	$—	$—
Notes Payable (000’s omitted)	$543,000	$682,000	$716,000	$725,000	$700,000
Asset coverage per $1,000 of loan outstanding(c)	$5,077	$3,521	$3,518	$3,665	$3,619
Asset coverage per $25 liquidation value per share of Mandatory
Redeemable Preferred Shares(d)	$285	$—	$—	$—	$—

*	Net investment income calculated based on average shares method.
(a)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.
(b)	Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.47%, 1.49%, 1.47%, 1.44% and 1.44%, respectively.
(c)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.
(d)	Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the number of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

36	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Strategic Total Return Fund

We have audited the accompanying statement of assets and liabilities of Calamos Strategic Total Return Fund (the “Fund”), including the schedule of investments, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calamos Strategic Total Return Fund as of October 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 15, 2017

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	37

Trustee Approval of Management Agreement (Unaudited)

The Board of Trustees of the Fund oversees the management of the Fund, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors LLC (the “Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 21, 2017, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Fund and the Adviser were fair and reasonable in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement through July 31, 2018, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Fund, (v) whether economies of scale may be realized as the Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Fund. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Fund took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Fund; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Fund; and the Adviser’s performance as administrator of the Fund, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Fund. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Fund, which further aligns the interests of the Adviser and its personnel with those of the Fund’s shareholders. In addition, the Board considered compliance reports about the Adviser from the Fund’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Fund’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added or planned to be added to the investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Fund. The Board considered the Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by an independent third-party service provider. In certain instances noted below, the Category represents a custom group of comparable funds, also selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2017, except where otherwise noted.  Where available, the Board considered one-, three-, five- and ten-year performance.   To the extent the Board considered data for periods other than those ending on March 31, 2017 or considered comparative data in addition to that of the Category, the data was still produced by the independent third-party service provider.

The Board considered that the Fund outperformed its Category median for the one- and three-year periods and equaled the Category median during the ten-year period (though it underperformed for the five-year period).

38	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Fund, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Fund, the more extensive regulatory obligations and risks associated with managing the Fund, and other financial considerations with respect to creation and sponsorship of the Fund. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management and (v) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Fund’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Fund. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance.

Economies of Scale. The Board considered whether the Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Fund. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Fund. The Board concluded that while the Adviser may potentially benefit from its relationship with the Fund in ways other than the fees payable by the Fund, the Fund also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Fund and the fees payable by the Fund.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Fund on its portfolio brokerage transactions to obtain research products and services benefiting the Fund and/or other clients of the Adviser and concluded, based on reports from the Fund’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with the Adviser was in the best interest of the Fund and its shareholders.

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	39

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2018, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund hereby designates $21,857,058 as capital gain dividends for the fiscal year ended October 31, 2017.

Under Section 854(b)(2) of the Code, the Fund hereby designates $31,017,619 or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2017.

Under Section 854(b)(2) of the Code, the Fund hereby designates 20.10% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2017.

40	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, year of birth, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each Fund of the Trust.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS

Trustees who are interested persons of the Fund:
John P. Calamos, Sr., (1940)*	Chairman, Trustee and President (since 1988)	23	Founder, Chairman, and Global Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), prior thereto, Chief Executive Officer (until 2016), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:
John E. Neal, (1950)	Trustee (since 2001)	23	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investments (private international microfinance company); Partner, Linden LLC (health care private equity); Director, Centrust Bank (Northbrook, Illinois community bank)

William R. Rybak, (1951)	Trustee (since 2002)	23	Private investor; Chairman (since February 2016) and Director (since February 2010), Christian Brothers Investment Services Inc.); Director, Private Bancorp (2003-2017); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC** (since January 2007); Trustee, Lewis University (since October 2012); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager)

Stephen B. Timbers, (1944)	Trustee (since 2004); Lead Independent Trustee (since 2005)	23	Private investor

David D. Tripple, (1944)	Trustee (since 2006)	23	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

Virginia G. Breen, (1964)	Trustee (since 2015)	23	Trustee, Neuberger, Berman Fund Complex (since 2015)****; Trustee, Jones Lang LaSalle Income Property Trust (since 2004); Director, UBS A&Q Fund Complex (since 2008)*****; Director, Bank of America/US Trust Company (until 2015); Director of Modus Link Global Solutions, Inc. (until 2013)

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 118 portfolios in fund complex.

***	Overseeing two portfolios in fund complex.

****	Overseeing eleven portfolios in fund complex.

*****	Overseeing eight portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	41

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Fund. The following table sets forth each other officer’s name, year of birth, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS

John S. Koudounis, (1966)	Vice President (since 2016)	Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM and CFS (since 2016); Director CAM (since 2016); President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Thomas Herman, (1961)	Vice President (since 2016); prior thereto Chief Financial Officer (2016-2017)	Senior Vice President and Chief Financial Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Curtis Holloway, (1967)	Chief Financial Officer (since March2017) and Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Senior Vice President, Head of Fund Administrtation (since 2017), Calamos Advisors; Vice President, Fund Administration, (since 2013)

Robert Behan, (1964)	Vice President (since September 2013)	President (since 2015), Head of Global Distribution (since April 2013), CAM, CILLC, Calamos Advisors, and CFS; prior thereto Senior Vice President (2009-2013), prior thereto Head of US Intermediary Distribution (2010-2013)

J. Christopher Jackson, (1951)	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011)

Mark J. Mickey, (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

42	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

●	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

●	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

●	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

●	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

●	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

●	No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	43

Managed Distribution Policy

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

●	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

●	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

●	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants.

●	Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 358016, Pittsburgh, PA 15252. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

44	CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT

Automatic Dividend Reinvestment Plan

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

CALAMOS STRATEGIC TOTAL RETURN FUND ANNUAL REPORT	45

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30, 2017, are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q .. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 30170
College Station, TX 77842-3170
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP

Chicago, IL

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
© 2017 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Investments LLC.
CSQANR 1946 2017

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2016	10/31/2017
Audit Fees(a)	$69,509	$73,190
Audit-Related Fees(b)	$55,037	$26,675
Tax Fees(c)	$667	$—
All Other Fees(d)	$—	$—

Total	$125,213	$99,865

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2016	10/31/2017
Registrant	$—	$—
Investment Adviser	$—	$—

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Stephen B. Timbers, and David D. Tripple.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by a team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

During the past five years, John P. Calamos, Sr. has been President and Trustee of the Trust and Founder, Chairman and Global Co-CIO of CALAMOS ADVISORS since August 2016; Chairman and Global CIO since April 2016; Chairman, CEO and Global Co-CIO since April 2013; CEO and Global Co-CIO since 2012; and CEO and Co-CIO prior thereto. Nick Niziolek joined CALAMOS ADVISORS in March 2005 and has been a Co-CIO, Head of International and Global Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between August 2013 and September 2015, he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013 he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Jon Vacko joined CALAMOS ADVISORS in 2000 and has been a Co-Portfolio Manager, Co-Head of Research since August 2013. Previously, he was a Co-Head of Research and Investments from July 2010 to August 2013. Dennis Cogan joined CALAMOS ADVISORS in March 2005 and since March 2013 is a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. John Hillenbrand joined CALAMOS ADVISORS in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015 he was a Co-Portfolio Manager. Between August 2002 and March 2013 he was a senior strategy analyst. Joe Wysocki joined Calamos Advisors in October 2003 and since March 2015 is a Co-Portfolio Manager. Previously, Mr. Wysocki was a sector head from March 2014 to March 2015. Prior thereto, he was a Co-Portfolio Manager from March 2013 to March 2014. Between February 2007 and March 2013 he was a senior strategy analyst. Eli Pars joined CALAMOS ADVISORS in May 2013 and has been Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 until November 2012. R. Matthew Freund joined CALAMOS ADVISORS in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2017

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	22	17,258,980,239	12	653,590,354	2,646	2,053,806,595
John Hillenbrand	20	12,540,831,598	12	653,590,354	2,646	2,053,806,595
Jon Vacko	20	12,540,831,598	12	653,590,354	2,646	2,053,806,595
Eli Pars	19	15,508,833,203	12	653,590,354	2,646	2,053,806,595
Dennis Cogan	11	7,223,505,480	7	469,133,498	2,646	2,053,806,595
Nick Niziolek	11	7,223,505,480	7	469,133,498	2,646	2,053,806,595
Joe Wysocki	10	9,160,768,330	4	508,077,145	2,646	2,053,806,595
R. Matthew Freund	12	10,011,551,844	5	184,456,856	0	—

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2017

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	414,409,727	0	—	0	—
John Hillenbrand	2	414,409,727	0	—	0	—
Jon Vacko	2	414,409,727	0	—	0	—
Eli Pars	2	414,409,727	0	—	0	—
Dennis Cogan	2	414,409,727	0	—	0	—
Nick Niziolek	2	414,409,727	0	—	0	—
Joe Wysocki	0	—	0	—	0	—
R. Matthew Freund	0	—	0	—	0	—

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2017, John P. Calamos, Sr., our Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash. His target bonus is set at a percentage of the respective base salary. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos has been revised as of November 2017 and currently consists of two types of awards: (1) Mutual Fund Incentive Awards for investment professionals and (2) Phantom Equity Incentive Awards for non-investment professionals.

As of October 31, 2017, John Hillenbrand, Nick Niziolek, Eli Pars, Jon Vacko, Dennis Cogan, and Joe Wysocki receive all of their compensation from Calamos. These individuals each receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and are eligible for LTI awards. Each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Each of these individuals are also eligible for discretionary LTI awards based on individual and collective performance, however these awards are not guaranteed from year to year. The LTI program at Calamos for investment professionals is a Mutual Fund Incentive Award with amounts deemed to be invested in one or more funds. “Funds” mean mutual funds, ETFs or private funds managed by Calamos or a subsidiary of Calamos. Additionally, Messrs. Hillenbrand, Niziolek and Pars has been granted additional deferred bonus and compensation awards

As of October 31, 2017, R. Matthew Freund receives all of his compensation from Calamos. Mr. Freund's compensation consists of base salary, annual short-term cash incentive and a long-term incentive payable either in cash or equity. Mr. Freund's total compensation consisting of base salary and minimum annual short-term cash and long-term incentive are guaranteed through 2018. Mr. Freund's base salary is guaranteed through March 31, 2019. Mr. Freund is eligible for the LTI program.

The amounts paid to all Co-Portfolio Managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The Co-Portfolio Managers' compensation structure does not differentiate between the Funds and other accounts managed by the Co-Portfolio Managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the Co-Portfolio Managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos. All Co-Portfolio Managers are eligible to receive annual awards under an incentive compensation plan. All Co-Portfolio Managers of the firm are eligible for the LTI program.

(a)(4) As of October 31, 2017, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	Over $1,000,000
Dennis Cogan	None
Nick Niziolek	None
John Hillenbrand	None
Eli Pars	None
Jon Vacko	$0-$10,000
Joe Wysocki	$10,001-$50,000
R. Matthew Freund	None

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Securities Lending Activities

(1) Gross income from securities lending activities: $8,937,149

(2) Fees and/or compensation for:

Any share of revenue generated by the securities lending program paid to the securities lending agent: $3,120,404

Rebates paid to borrower: $3,978,168

(3) Aggregate fees and/or compensation $7,098,572

(4) Net income from securities lending activities: $1,838,577

(b) Under the terms of an Amended and Restated Liquidity Agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”), all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the Agreement. Any amounts credited against borrowings under the Agreement would count against the Fund's leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the Agreement and will cause the amount drawn under the Agreement to increase in an amount equal to the returned collateral. Under the terms of the Agreement, the Fund will make a variable “net income” payment related to any collateral credited against borrowings under the Agreement which will be paid to the securities borrower, less any payments due to the Fund or SSB under the terms of the Agreement. The Fund has the right to call a loan and obtain the securities loaned at any time.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: January 8, 2018

By: /s/ Curtis Holloway

Name: Curtis Holloway
Title: Principal Financial Officer
Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: January 8, 2018

By: /s/ Curtis Holloway

Name: Curtis Holloway
Title: Principal Financial Officer
Date: January 8, 2018